UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005

                             WORLD HEART CORPORATION
             (Exact name of registrant as specified in its charter)

    Ontario                         000-28882                      N/A
(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

                 7799 Pardee Lane
                Oakland, California                      94621
        (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (510) 563-5000

                    1 Laser Street, Ottawa, Ontario K2E 7V1
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.     Results of Operations and Financial Condition

               The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed." The information in this Current Report shall not be incorporated by reference into any registration statement or filing of the Company, except as shall be expressly set forth by specific reference in such a filing. On March 22, 2005, World Heart Corporation issued a press release concerning its announcement of its financial results for the fourth quarter and fiscal year ended December 31, 2004. A copy of this release is hereby furnished as Exhibit 99.1 hereto.

Item 9.01.     Financial Statements and Exhibits

               (c) Exhibits

               99.1 Press Release dated March 22, 2005
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                World Heart Corporation

     Date: March 23, 2005                By: /s/ Mark Goudie
                                            -----------------------------------
                                            Name:  Mark Goudie
                                            Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

 99.1          Press release dated March 22, 2005